Exhibit 10.14

EXECUTION VERSION

[*] CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS. ASTERISKS DENOTE SUCH OMISSIONS.

PATENT SECURITY AGREEMENT

This PATENT SECURITY AGREEMENT (this “Agreement”), dated as of November 20, 2012, is made by Ameridrives International, LLC, Inertia Dynamics, LLC, Kilian Manufacturing Corporation, TB Wood’s Incorporated, Warner Electric LLC and Warner Electric Technology LLC (each a “Grantor” and, collectively, the “Grantors”), in favor of JPMorgan Chase Bank, N.A., as administrative agent for the Secured Parties defined in the Credit Agreement referred to below (in such capacity, the “Administrative Agent”).

W I T N E S S E T H:

WHEREAS, pursuant to that certain Credit Agreement dated as of November 20, 2012 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”) by and among Altra Holdings, Inc. and certain of its subsidiaries party thereto (collectively, the “Borrowers”), the lenders from time to time party thereto (the “Lenders”) and the Administrative Agent, the Lenders have agreed to extend credit and make certain financial accommodations to the Borrowers;

WHEREAS, the Lenders are willing to extend credit and make such financial accommodations under the Credit Agreement, but only upon the condition, among others, that the Borrowers, the Grantors and certain other subsidiaries of the Borrowers shall have executed and delivered to the Administrative Agent, for the benefit of the Secured Parties, that certain Pledge and Security Agreement dated as of November 20, 2012 (as amended, restated, supplemented or otherwise modified from time to time, the “Security Agreement”); and

WHEREAS, pursuant to the Credit Agreement and the Security Agreement, each Grantor is required to execute and deliver to the Administrative Agent this Agreement;

NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each Grantor hereby agrees as follows:

1. DEFINED TERMS. All capitalized terms used but not otherwise defined herein have the meanings given to them in the Security Agreement.

2. GRANT OF SECURITY INTEREST IN PATENT COLLATERAL. Each Grantor hereby grants to the Administrative Agent a continuing first priority security interest in all of such Grantor’s right, title and interest in, to and under the following, whether presently existing or hereafter created or acquired (collectively, the “Patent Collateral”):

2.1. all of its Patents, including those referred to on Schedule I hereto;

2.2. all reissues, divisions, continuations, continuations-in-part, renewals, extensions and reexaminations of the foregoing; and

2.3. all Proceeds of the foregoing, including, without limitation, any claim by such Grantor against third parties for past, present or future infringement or dilution of any Patent.

3. SECURITY AGREEMENT. The security interests granted pursuant to this Agreement are granted in conjunction with the security interests granted to the Administrative Agent pursuant to the

Security Agreement. Each Grantor hereby acknowledges and affirms that the rights and remedies of the Administrative Agent with respect to the security interest in the Patent Collateral made and granted hereby are more fully set forth in the Security Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein. In the event of a conflict between the provisions of this Agreement and the Security Agreement, the Security Agreement shall control.

4. AMENDMENTS IN WRITING. None of the terms or provisions of this Agreement may be waived, amended, supplemented or otherwise modified except by an instrument in writing signed by the Administrative Agent and the Grantors.

5. GOVERNING LAW. This Agreement and the rights and obligations of the parties hereto shall be governed by, and construed in accordance with, the laws of the State of New York.

6. COUNTERPARTS. This Agreement may be executed in any number of counterparts and by the different parties hereto on separate counterparts and each such counterpart shall be deemed to be an original, but all such counterparts shall together constitute but one and the same Agreement. Receipt by telecopy or other electronic transmission (including “PDF”) of any executed signature page to this Agreement shall constitute effective delivery of such signature page.

[Remainder of this page intentionally left blank]

IN WITNESS WHEREOF, each Grantor has caused this Agreement to be executed and delivered by its duly authorized officer as of the date first set forth above.

GRANTORS:

AMERIDRIVES INTERNATIONAL, LLC INERTIA DYNAMICS, LLC KILIAN MANUFACTURING CORPORATION TB WOOD’S INCORPORATED WARNER ELECTRIC LLC WARNER ELECTRIC TECHNOLOGY LLC

By:	/s/ Glenn Deegan
Name:	Glenn Deegan
Title:	Secretary

[SIGNATURE PAGE TO PATENT SECURITY AGREEMENT]

ADMINISTRATIVE AGENT:

JPMORGAN CHASE BANK, N.A., as Administrative Agent

By:	/s/ Peter M. Killea
Name:	Peter M. Killea
Title:	Sr. Vice President

[SIGNATURE PAGE TO PATENT SECURITY AGREEMENT]

SCHEDULE I

to

PATENT SECURITY AGREEMENT

PATENT REGISTRATIONS

Grantor	Patent Name	Patent Number	Issue Date
Ameridrives International, LLC	Driveshaft With Sealed Slip Joint Seal	5,655,968	8/12/1997
Inertia Dynamics, LLC	Power-Off Brake With Manual Release	5,915,507	6/29/1999
Inertia Dynamics, LLC	Clutch System and Method	6,488,133	12/3/2002
Inertia Dynamics, LLC	Electromagnetic Disk Brake With Rubber Friction Disk Braking Surface	6,161,659	12/19/2000
Kilian Manufacturing Corporation	Bearing Assembly for a Steering Assembly	7,637,667	12/29/2009
TB Wood’s Incorporated	Flexible Coupling with End Stress Relief Structure	5,611,732	6/16/1998
TB Wood’s Incorporated	Flexible Coupling Device	7,390,265	3/18/1997
Warner Electric LLC	Electromechanical screw drive actuator	6,927,513	8/9/2005
Warner Electric Technology LLC	Clutch with spacer for supporting a bearing	5,285,882	2/15/1994
Warner Electric Technology LLC	Rotor for electromagnetic coupling	5,305,865	4/26/1994
Warner Electric Technology LLC	Sprag retainer with rotational restraint	5,337,869	8/16/1994
Warner Electric Technology LLC	Electromagnetic coupling armature assembly adaptable to various types of hubs	5,370,209	12/6/1994
Warner Electric Technology LLC	Sound-damping armature assembly for an electromagnetic coupling	5,372,228	12/13/1994

Warner Electric Technology LLC	High strength electromagnetic coupling disc	5,445,259	8/29/1995
Warner Electric Technology LLC	Clutch/brake assembly	5,549,186	8/27/1996
Warner Electric Technology LLC	Method of manufacturing a component for an electromagnetic friction clutch assembly	5,708,955	1/13/1998
Warner Electric Technology LLC	Formlock shoes with flats	5,865,284	2/2/1999
Warner Electric Technology LLC	Anti-slip insert for a backstopping clutch	6,257,388	7/10/2001
Warner Electric Technology LLC	Armature for a Selectively Engageable and Disengageable Coupling	6,364,084	4/2/2002

Warner Electric Technology LLC	Armature for a Selectively Engageable and Disengageable Coupling	6,557,236	5/6/2003

Warner Electric Technology LLC	Drive assembly with lightweight backstopping clutch	7,261,196	8/28/2007

Warner Electric Technology LLC	Balanced flow cooling water jacket	7,374,027	5/20/2008
Warner Electric Technology LLC	Automatically releaseable bidirectional overrunning clutch	7,389,863	6/24/2008
Warner Electric Technology LLC	Rotational coupling device	7,493,996	2/24/2009
Warner Electric Technology LLC	Rotational coupling device	7,527,134	5/5/2009
Warner Electric Technology LLC	Dual actuator friction brake assembly	7,556,128	7/7/2009
Warner Electric Technology LLC	Liquid cooled brake assembly	7,591,349	9/22/2009
Warner Electric Technology LLC	Rotational coupling device with sealed key	7,721,864	5/25/2010
Warner Electric Technology LLC	Rotational coupling device	7,732,959	6/8/2010
Warner Electric Technology LLC	Balanced flow cooling water jacket	7,766,134	8/3/2010
Warner Electric Technology LLC	Dual actuator friction brake assembly	7,900,752	3/8/2011
Warner Electric Technology LLC	Rotational coupling device	7,975,818	7/12/2011
Warner Electric Technology LLC	Torque arm assembly for a backstopping clutch	7,987,960	8/2/2011
Warner Electric Technology LLC	Safety control for releasable backstopping clutch	8,038,575	10/18/2011
Warner Electric Technology LLC	Rotational coupling device with wear compensation structure	8,123,012	2/28/2012

PATENT APPLICATIONS

Grantor	Patent Name	Application No.	Filing Date
Inertia Dynamics, LLC	Wrap Spring Clutch Coupling With Quick Release Feature	12/868,007	8/25/2010
Inertia Dynamics, LLC	Wrap Spring Clutch Coupling With Forced Spring Clearance Disengagement	12/968,972	12/15/2010
Warner Electric Technology LLC	Liquid Cooled Brake With Support Columns	11/670,698	2/2/2007
Warner Electric Technology LLC	Rotational Coupling Device With Improved Drive Key Retention Structure	12/048,638	3/14/2008
Warner Electric Technology LLC	***	***	***
Warner Electric Technology LLC	Rotational Coupling Device With Wear Compensation Structure	13/348,994	1/12/2012
Warner Electric Technology LLC	***	***	***
Warner Electric Technology LLC	***	***	***
Warner Electric Technology LLC	***	***	***
Warner Electric Technology LLC	***	***	***
Warner Electric Technology LLC	***	***	***
Warner Electric Technology LLC	***	***	***